UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)      October 27, 2003
                                                   --------------------------
                                                      (October 23, 2003)
                                                   --------------------------



 Commission    Name of Registrants, State of Incorporation,   I.R.S. Employer
File Number    Address and Telephone Number                  Identification No.
-----------    --------------------------------------------  ------------------

 333-32170     PNM Resources, Inc.                               85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico              85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 12.      Results of Operations and Financial Condition

       On October 23, 2003, PNM Resources, Inc. (the "Company") issued a press release announcing its estimated results of operations for the three and nine months ended September 30, 2003. The press release is furnished herewith as
Exhibit 99.1 and incorporated by reference herein.

       The Company's press release and other communications from time to time may include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

       Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and other GAAP measures of operating performance that exclude or include the effect of litigation settlements, accounting or regulatory changes, the restructuring of selected operations, certain merger activities and other similar events. The Company's management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods. The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

       In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.


                                  EXHIBIT INDEX

Exhibit Number Description

         99.1     Press Release dated October 23, 2003.


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


                                  EXHIBIT 99.1

               PNM Resources Estimates Strong Earnings Performance

ALBUQUERQUE, N.M., October 23, 2003 - PNM Resources (NYSE: PNM) today said it expects third quarter GAAP earnings to be approximately $0.41 per diluted share, or ongoing earnings of $0.65 per diluted share after adjusting for a one-time charge of $0.24 per diluted share. This compares to $0.59 per share of ongoing earnings in the same period last year, reflecting a 10 percent increase. GAAP earnings were $0.45 per diluted share for the same period in 2002.

The one-time item for the quarter represents debt retirement costs associated with the refinancing of $300 million in senior unsecured notes. The refinancing extended maturities and lowered the interest coupon from 7.1 percent to 4.4 percent.

"Strong retail electric demand in the quarter and expansion of our wholesale electric long-term contract business more than offset the retail electric rate reductions that began in September," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba.

PNM Resources expects earnings for the nine months ended September 30, 2003 to be about $2.06 per diluted share, compared to $1.35 per diluted share for the same period last year. Ongoing earnings for the nine months ended September 30, 2003, excluding a one-time gain for the cumulative effect of an accounting change, a previously reported one-time charge and the one-time charge discussed above, are expected to be approximately $1.63 per diluted share, compared to $1.49 per diluted share for the same period a year ago, up 9.4 percent for the year.

Based on its forecast of third quarter earnings, management today reaffirmed the company's current earnings guidance estimate of ongoing earnings for 2003 of between $1.80 and $2.05 per diluted share.

PNM Resources will announce final third quarter results on October 30, 2003. The company plans to host a teleconference and webcast discussion with company management on the morning of Friday, October 31, at 9:00 a.m. (ET). Interested participants should call 1-800-915-4836 after 8:45 AM (ET). The call will also be broadcast live over the Internet, which can be accessed from a link on PNM Resources home page at www.pnm.com.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves about 450,000 natural gas customers and 390,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM. For more information about our company, see our web site at www.pnm.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These

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

factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.



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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PNM RESOURCES, INC. AND
                                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ---------------------------------------------
                                                   (Registrant)


Date:  October 27, 2003                        /s/ Robin A. Lumney
                                  ---------------------------------------------
                                                 Robin A. Lumney
                                            Vice President, Controller
                                           and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)

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